                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)........ July 18, 1996

                             Styles on Video, Inc.
                             ---------------------
             (Exact name of registrant as specified in its charter)

            Delaware                  1-11836                     95-4389082
        -----------------            ----------                 --------------
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
or incorporation)                                         Identification Number)


                          667 Rancho Conejo Boulevard
                            Newbury Park, CA  91320
                            -----------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code.....(805) 375-0996


                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

(a) On July 18, 1996, the American Stock Exchange determined to remove the registrant's common stock from listing and registration thereon effective August 2, 1996.

(b) On July 22, 1996, the registrant received written notification of the resignation of Jeffrey I. Safchik as registrant's Chief Executive Officer, Treasurer, and Secretary.



Item 6.  Resignations of Registrant's Directors.

(a) On July 22, 1996, the registrant received written notification of the resignation of Jeffrey I. Safchik as Chairman and member of the registrant's Board of Directors.

(b) On July 22, 1996, the registrant also received written notification of the resignation of Jeffrey I. Safchik from the Boards of Directors of the registrant's 61%-owned subsidiary Dycam Inc. and the registrant's wholly-owned subsidiary Forever Yours, Inc.



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  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

Dated:  July 26, 1996                             STYLES ON VIDEO, INC.
                                                  a Delaware Corporation

                                                  By: /s/ Nancy H. Galgas
                                                     ----------------------
                                                  Name:  Nancy H. Galgas
                                                  Title: C.F.O.



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